UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 20, 2004

SRI/SURGICAL EXPRESS, INC.

(Exact name of registrant as specified in its charter)

Florida	000-20997	59-3252632
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12425 Racetrack Road Tampa, Florida	33626
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code

(813) 891-9550

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On October 20, 2004, SRI/Surgical Express, Inc. (“SRI”) and Charles T. Orsatti, a director of SRI, entered into a consulting letter agreement confirming the terms on which Mr. Orsatti has been providing since September 24, 2004, and will continue to provide, consulting services to SRI on an interim basis during SRI’s search for a new Chief Executive Officer. Mr. Orsatti’s consulting services to SRI involve assisting with the daily management of SRI under the direction of the Executive Committee of SRI’s Board of Directors. A copy of the consulting letter agreement is attached hereto as Exhibit 99.1 and incorporated herein by this reference.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

99.1 Consulting letter agreement dated October 20, 2004

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SRI/SURGICAL EXPRESS, INC.
(Registrant)

Dated: October 20, 2004	By:	/s/ Charles L. Pope
Charles L. Pope
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Consulting letter agreement dated October 20, 2004